Exhibit 99.1

Corporate Presentation May 2023

Forward-looking statementsThe information in this presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Securities Act"). Such forward looking statements involve substantial risks, uncertainties and assumptions. All statements in this herein, other than statements of historical fact, including, without limitation, statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, intentions, expectations, goals and objectives may be forward looking statements. The words "anticipates," "believes," "could," "designed," "estimates," "expects," "goal," "intends," "may," "objective," "plans," "projects," "pursuing," "will," "would" and similar expressions (including the negatives thereof) are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. We may not actually achieve the plans, intentions, expectations or objectives disclosed in our forward looking statements and the assumptions underlying our forward looking statements may prove incorrect. Therefore, you should not place undue reliance on our forward looking statements. Actual results or events could differ materially from the plans, intentions, expectations and objectives disclosed in the forward looking statements that we make. All written and verbal forward looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Important factors that we believe could cause actual results or events to differ materially from our forward looking statements include, but are not limited to, risks related to: lower than expected future royalty revenue from respiratory products partnered with GSK, the commercialization of RELVAR®/BREO® ELLIPTA®, ANORO® ELLIPTA®, GIAPREZA®, XERAVA® and XACDURO® in the jurisdictions in which these products have been approved; the strategies, plans and objectives of the Company (including the Company's growth strategy and corporate development initiatives); the timing, manner, and amount of potential capital returns to shareholders; the status and timing of clinical studies, data analysis and communication of results; the potential benefits and mechanisms of action of product candidates; expectations for product candidates through development and commercialization; the timing of regulatory approval of product candidates; and projections of revenue, expenses and other financial items; the impact of the novel coronavirus ("COVID-19"); the timing, manner and amount of capital deployment, including potential capital returns to stockholders. Any person reviewing this presentation is advised to review our "Risk Factors" and other information in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission ("SEC") on February 28, 2023, ("2022 Form 10-K"), and the information in the other reports and documents that we file with the SEC from time to time. All information in this presentation should be read in conjunction with the information we have filed with the SEC. All forward-looking statements in this presentation are based on current expectations as of the date hereof and we do not assume any obligation to update any forward-looking statements on account of new information, future events or otherwise. 2

Innoviva at a glance 3 1. Strongly cashflow - positive, durable core royalty business stemming from widely used respiratory products 2. Commercial stage, growth - oriented critical care and infectious disease assets supported by late - stage pipeline 3. Diversified, valuable portfolio of healthcare assets 4. Thoughtful, robust approach to long - term capital deployment 5. Strong track record and value creation focus

Innoviva has a diversified, valuable portfolio of royalties and other healthcare assets

Royalty assets

Durable royalty stream from two widely used, differentiated respiratory products marketed by GSK

	LTM royalty revenue
RELVAR® / BREO® ELLIPTA®	$210M
ANORO® ELLIPTA®	$39M

Innoviva Specialty Therapeutics assets

Robust, growing therapeutic platform anchored by two marketed products, an upcoming launch, and a late-stage pipeline

$55M[1] LTM net product sales and license revenue

- GIAPREZA® (angiotensin II)
- XACDURO® (sulbactam for injection; durlobactam for injection), co-packaged for intravenous use
- XERAVA® (eravacycline) for injection
- Zoliflodacin

Strategic healthcare assets

Diversified portfolio of promising healthcare assets with high growth potential currently valued at over $450M[2]

- ISP fund
- ARMATA PHARMACEUTICALS
- ImaginAb
- GATE NEUROSCIENCES
- InCarda Therapeutics, Inc.
- Nanolive Looking inside life

Over $230M net income generated in last twelve months (LTM)

1. Net product sales includes metrics prior to La Jolla acquisition by Innoviva
2. As of 3/31/2023, ISP Fund valued at $318M, Armata ownership valued at $88M, and other assets valued at $50M per the Company 10Q

Note: LTM in this presentation refers to twelve months ending March 31, 2023.

INNOVIVA

Royalty Assets 5 Our royalty assets, composed of widely used respiratory therapies commercialized by GSK, have produced durable, resilient revenues that are de - risked via geographic and drug class diversification 1. Projections per analyst consensus on GSK forecast website accessed May 10, 2023; GBP converted to USD using May 10 exchange r ate of $1.26; implied 2023 - 2027E royalties shown 2. 15% on first $3B in annual sales; 5% on sales over $3B 3. Tiered 6.5 - 10.0% RELVAR ® / BREO ® ELLIPTA ® ANORO ® ELLIPTA ® First once - daily inhaled corticosteroid / long - acting beta - agonist for asthma and chronic obstructive pulmonary disease Best - in - class long - acting beta - agonist /long - acting muscarinic antagonist for COPD 15% 2 6.5% 3 ~$0.2B ~$1B $6.6B $2.9B Total ~$1.2B Product 5 - year consensus projected sales 1 Royalty rate 5 - year projected royalty to Innoviva 1 $1.4B $0.6B LTM global net sales

Relvar/Breo and Anoro are protected by an IP estate with meaningful remaining exclusivity 6 1. US patent 7,439,393. Original expiration 9/11/2022, granted additional exclusivity to 2025 through 35 USC § 156 2. US patents 9,750,726 and 11,090,294 3. US patent 8,746,242 4. US patent 9,763,965 Manufacturing complexity provides further protection ANORO ® ELLIPTA ® RELVAR ® / BREO ® ELLIPTA ® Primary US patent Vilanterol drug substance 1 Specified LABA/LAMA combination for treatment of COPD and asthma 2 Key secondary US patent ELLIPTA device 3 Process for aggregating particles of umeclidinium and/or vilanterol and/or fluticasone furoate 4 Potential expiration 2025 2030 Potential expiration 2030 2033 The terms of the collaboration agreement with GSK indicate that royalties will be paid until the later of: • The expiration of the last patent covering each product in such country • 15 years from first commercial sale of each product in such country For each of the portfolio products, the secondary patent expiration date would be the later date for purposes of royalties IP protection in international markets is generally longer dated than in the US Royalty Assets

7 Our recent acquisitions of Entasis Therapeutics and La Jolla Pharmaceutical Company formed a robust, growing commercial business supported by an attractive late - stage pipeline Septic or other distributive shock Complicated intra - abdominal infections Hospital - acquired and ventilator - associated bacterial pneumonia caused by Acinebacter baumannii - calcoaceticus complex Zoliflodacin Uncomplicated gonorrhea Phase 1 Phase 2 Phase 3 Review Approved Indication Product Innoviva Specialty Therapeutics Assets 2Q ‘23 Phase 3 enrollment completion May ‘23 FDA approval

8 XACDURO is an important therapy to address serious infections for which there is a significant unmet need 1. Antimicrobial Resistance Collaborators Lancet 2022; 399: 629 – 55 2. Kaye et al. Lancet Infect Dis . 2023 May 11:S1473 - 3099(23)00184 - 6 About XACDURO XACDURO is the first pathogen - targeted therapy approved for the treatment of hospital - acquired and ventilator - associated bacterial pneumonia caused by susceptible strains of Acinetobacter baumannii - calcoaceticus complex Drug resistant Acinetobacter has been identified by the CDC as an urgent global public health threat with over 300K annual deaths 1 associated with carbapenem - resistant infections worldwide XACDURO demonstrated statistical non - inferiority to colistin on 28 - day all - cause mortality in patients with carbapenem - resistant Acinetobacter infections. Clinical cure rates in the CRABC m - MITT population at the Test of Cure (TOC) Visit were 61.9% for XACDURO versus 40.3% for colistin Results from pivotal ATTACK trial 2 0% 5% 10% 15% 20% 25% 30% 35% Colistin + IMI XACDURO + IMI 28 - Day all - cause mortality (%) 0% 10% 20% 30% 40% 50% 60% 70% Colistin + IMI XACDURO + IMI Clinical cure rate (%) Non - inferior to colistin on 28 - day all - cause mortality Clinical cure rates at Test of Cure Visit 32.3% 40.3% 19.0% 61.9% 13.3% treatment difference 21.6% treatment difference Innoviva Specialty Therapeutics Assets

9 GIAPREZA’s mechanism of action enables rapid and effective vasoconstriction for critically ill patients Results from pivotal ATHOS - 3 trial 2 About GIAPREZA GIAPREZA is a vasoconstrictor approved to increase blood pressure in adults with septic or other distributive shock More than 150K shock patients each year fail 1st and 2nd line vasopressor therapies and need a rapid - acting option with a unique mechanism of action 1 GIAPREZA mimics the body’s endogenous angiotensin II peptide which is central to the renin - angiotensin - aldosterone system that naturally regulates blood pressure 1. Estimate based on: 35.4% 28 - day mortality rate from Russell et al, New England Journal of Medicine 2008; 358:877 - 87; 48.5% 28 - day mortality rate from De Backer et al, New England Journal of Medicine 2010; 362:779 - 789; and 54.6% non - responder rate from Sacha et al, Annals of Intensive Care 2018; 8:35; 2; N Engl J Med 2017;377:419 - 430; 3. MAP of 75 mm Hg or higher or an increase in MAP from baseline of at least 10 mm Hg at Hour 3 without an increase in the dose of background vasopressors 70% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% Giapreza (n=163) Placebo (n=158) Statistically significant improvement in primary endpoint: Mean Arterial Pressure Response 3 Innoviva Specialty Therapeutics Assets

10 XERAVA is a broad spectrum, potent antibiotic that addresses ESBL and other resistance related to overreliance on carbapenems and beta lactams Results from pivotal Phase 3 trials 1 XERAVA is a tetracycline - class antibiotic indicated for the treatment of complicated intra - abdominal infections ( cIAI ) caused by susceptible microorganisms XERAVA is 2 to 4 times more potent than tigecycline in vitro against gram - positive and gram - negative bacteria 2 Proven to be as non - inferior to two leading carbapenems in cIAI patients and a critical alternative to combat growing ESBL - related resistance 1 1. JAMA Surg , 2017;152(3):224 - 232, Clin Infect Dis. 2019;69(6):921 - 929 2. Zhanel GG, Cheung D, Adam H, et al. Review of eravacycline , a novel fluorocycline antibacterial agent. Drugs . 2016;76(5):567 - 588. 0 10 20 30 40 50 60 70 80 90 100 Xerava Comparators Xerava Ertapenem Xerava Meropenem Clinical cure rate, % Clinical response in micro - ITT population at the TOC visits showed non - inferiority to ertapenem and meropenem Concurrent bacteremia was present in 32 patients in the XERAVA group and 31 patients in the pooled micro - ITT population; the rates of clinical response were 87.5% for XERAVA and 77.0% for comparators Difference - 0.7 Difference - 0.8 Difference - 0.5 Pooled analysis Ignite 1 Ignite 4 Innoviva Specialty Therapeutics Assets About XERAVA

Therapeutic assets are a key value driver providing excellent growth potential and significant embedded operating leverage 11 • The pressing need for novel therapeutics is becoming a serious global threat , especially for drug resistant infections • Historical underinvestment exacerbated development and commercial challenges, creating opportunity to acquire de - risked assets at attractive valuations Critical care and infectious disease are important areas due to high unmet medical need and scarce capital access Goals for the business focus on growth and expansion while ensuring profitability The combination of Entasis and La Jolla uniquely positions us for success in this sector • Our advantage is driven by long - term vision and expertise combined with Entasis’ innovation capabilities and La Jolla’s historically targeted, robust commercial platform • Asset differentiation and benefits of scale expected to drive value creation • 3+ differentiated products on the market by end of year with strong growth profile • Robust commercial platform for hospital specialty therapeutics • Innoviva seen as a leader in critical care and infectious disease space Innoviva Specialty Therapeutics Assets

Minority investments in high growth areas • Strategic equity investments in high - potential healthcare companies with significant promise ISP Fund providing further exposure to healthcare • $300M initially committed to ISP Fund in Dec 2020 primarily to public equity investments in healthcare in areas of significant value dislocation, providing long - term upside Innovative anti - infectives R&D • Armata has R&D and manufacturing capabilities along with a platform in bacteriophages, a new therapeutic modality 12 Our robust portfolio of strategic healthcare assets in areas of high unmet medical need with significant long term value creation potential Strategic Healthcare Assets Value as of 3/31/2023 1 $88M $50M $318M 1. Innoviva 1Q2023 10 - Q

Innoviva has actively deployed capital to maximize shareholder value 13 Return of capital to shareholders Repurchased GSK’s 32% equity stake for $392M and initiated $100M share repurchase program Opportunistic asset monetization Monetized Innoviva’s share of TRELEGY® royalties for $282M upfront, additional asset rights, plus $50M milestone Value - accretive company acquisitions Acquired Entasis and La Jolla to form an integrated commercia - stage critical care and ID business Thoughtful asset acquisitions Deployed over $450M 1 of capital into differentiated assets across a diverse healthcare portfolio Capital structure optimization Issued $261M 2028 notes on advantageous terms and fully redeemed $241M 2023 notes We thoughtfully approach capital deployment with a strong value focus 1. Includes $300M placed with ISP fund, approximately $125M deployed into Armata, and over $50M deployed into investments into InCarda , ImaginAb , Nanolive and Gate Neurosciences.

Innoviva has robust financials with multiple sources of value 14 1. Includes revenues prior to Innoviva’s acquisition of La Jolla Pharmaceutical Note: Numbers shown for the twelve months ending March 31, 2023, unless otherwise noted $250M Anoro & Breo Royalty Revenue (LTM) $144M Cash and Cash Equivalents (as of March 31, 2023) Equity and Long - term Investments (as of March 31, 2023) Net Product Sales and License Revenue (LTM) $55M 1 $456M $454M Debt (as of March 31, 2023) Net Income attributable to Innoviva stockholders (LTM) $233M

Innoviva's management and board have world-class expertise in healthcare

Innoviva Team
Superior capabilities and network
Unique and complementary skill sets
Strong value creation focus
Proven track record of success

		Relevant experience
Management Team	Pavel Raifeld, Chief Executive Officer	Experienced finance and life sciences professional; formerly with Sarissa Capital, Credit Suisse, McKinsey and BCG
	Marianne Zhen, CPA, Chief Accounting Officer	Experienced finance professional with over 20 years in accounting and strategic operations
Board of Directors	Mark DiPaolo, Esq., Chairperson	Senior Partner and General Counsel at Sarissa Capital; former senior member Icahn Capital's investment team (Icahn Capital)
	Deborah L. Birx, M.D.	Physician-scientist and healthcare leader; former response coordinator of The White House Coronavirus Task Force
	Jules Haimovitz	Founder, executive, and director of multiple companies in life sciences and entertainment; former director of Ariad Pharma
	Odysseas Kostas, M.D.	Partner and Senior Managing Director at Sarissa Capital; former life sciences analyst at Evercore ISI and physician
	Sarah J. Schlesinger, M.D.	Professor at Rockefeller University with governance and clinical / medical expertise; former director of MDCO and Ariad Pharma
	Sapna Srivastava, Ph.D.	Senior biopharma executive; former CFO at Abide and Intellia; senior biotech analyst at GS and MS; experienced director

INNOVIVA 15

Thank you Investor contact: Innoviva@argotpartners.com Media contact: InnovivaMedia@grcomms.com

Appendix

17 Relvar / Breo detail: First once - daily inhaled corticosteroid / long - acting beta - agonist for asthmaand chronic obstructive pulmonary disease Net global sales ($B) RELVAR ® / BREO ® ELLIPTA ® (fluticasone furoate 100 mcg and vilanterol 25 mcg inhalation powder) Indications (US) • Long - term, once - daily, maintenance treatment of airflow obstruction and reducing exacerbations in patients with COPD • Once - daily treatment of asthma in patients aged 18 years and older • Launched in 2013 as first and only once - daily ICS / LABA in the US • Relvar / Breo delivers superior, lasting proactive asthma control, with simple once - daily dosing in an easy - to - use device • Fastest growing major ICS / LABA therapy globally • Historical resilience in a competitive, volatile environment supported by positive demographic trends Implied royalties ($M) 69 116 114 71 92 100 93 129 199 220 189 222 234 215 0 50 100 150 200 250 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Royalty assets 1. Projections per analyst consensus on GSK forecast website accessed May 10, 2023; GBP converted to USD using May 10 exchange r ate of $1.26; 2023 - 2027E royalties shown US Ex - US Consensus 1 0.9 1.3 1.5 1.3 1.5 1.6 1.4 1.4 1.4 1.4 1.4 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

0.3 0.4 0.6 0.7 0.7 0.7 0.6 0.6 0.6 0.6 0.6 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 18 Anoro detail: Best - in - class long - acting beta - agonist / long - acting muscarinic antagonist for COPD 1. Projections per analyst consensus on GSK forecast website accessed May 10, 2023; GBP converted to USD using May 10 exchange r ate of $1.26; 2023 - 2027E royalties shown 2. Superior improvement in lung function has been demonstrated in clinical trials of ANORO vs. Tiotropium (LAMA) and Spiolto (LAMA/LABA) Net global sales ($B) ANORO ® ELLIPTA ® (umeclidinium 62.5 mcg and vilanterol 25 mcg inhalation powder) Indications (US) • Long - term, once - daily, maintenance treatment of airflow obstruction and reducing exacerbations in patients with COPD • Launched in 2014 as first - in - class LABA / LAMA single inhaler product in the US • ANORO delivers superior lung function improvement vs common initial maintenance therapy options 2 • Class leader in the US due to clear differentiation • 2022 net sales decline due to idiosyncratic pricing pressures in the US Implied royalties ($M) 12 20 27 27 27 25 19 18 29 41 43 46 45 38 0 10 20 30 40 50 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 US Ex - US Consensus 1 Royalty assets

Innoviva Specialty Therapeutics Assets

Zoliflodacin is a novel, promising drug candidate in an area of unmet medical need

About Zoliflodacin

Zoliflodacin is a novel orally administered antibiotic developed for the treatment of uncomplicated gonorrhea

Gonorrhea is one of the **most commonly diagnosed sexually transmitted infections** in the U.S. and globally

We believe there is a growing unmet need for a **single-dose oral** antibiotic that will reliably treat patient with gonorrhea, including multidrug-resistant strains which are emerging globally

Clinical development of zoliflodacin is sponsored by our nonprofit collaborator, the **Global Antibiotic Research and Development Partnership**, responsible for Phase 3 clinical trial conduct and clinical development expenses

The Phase 3 trial is designed to demonstrate **non-inferiority to ceftriaxone**, the current standard of care for gonorrhea treatment

Compelling results from Phase 2 trial

The NEW ENGLAND JOURNAL of MEDICINE

N ENGL J MED 379;19 NEJM.ORG NOVEMBER 8, 2018

Microbiological Efficacy[1]

Anatomic Site	Zoliflodacin (3 g)	Ceftriaxone
Urogenital	47/47 (100%)	21/21 (100%)
Pharyngeal	7/9 (78%)	4/4 (100%)
Rectal	6/6 (100%)	3/3 (100%)

[1]Represents results for the per-protocol population.

- Trial results showed urogenital **efficacy in 47 out of 47 patients**
- Zoliflodacin was generally well tolerated at clinically effective doses

Phase 3 trial expected to complete in 2023


Patients with documented or presumed uncomplicated gonorrhea
2:1
Oral dose zoliflodacin (3g)
Ceftriaxone IM injection (500mg) + oral azithromycin (1g)
603 patients with confirmed uncomplicated gonorrhea
Primary efficacy analysis: Microbiological cure at urethral or cervical sites (urogenital) at TOC (day 6 ± 2)
Secondary analyses: Microbiological cure at rectal or pharyngeal sites at TOC (day 6 ± 2); safety

INNOVIVA 20

Armata is an innovator in anti - infectives addressing significant unmet medical need Armata is a clinical - stage biotechnology company focused on the development of precisely targeted bacteriophage therapeutics for the treatment of antibiotic - resistant and difficult - to - treat bacterial infections 20 Diverse bacteriophage pipeline with multiple “shots on goal” Broad, robust capabilities Strategic Healthcare Assets

Additional minority portfolio investments 21 1. Paroxysmal atrial fibrillation 2. Immuno - oncology InCarda focuses on cardiovascular diseases; its lead drug is in late - stage development for PAF 1 ImaginAb is a leader in radio - pharmaceutical imaging with a differentiated solution for IO 2 patient care and other areas of unmet medical need Gate Neurosciences is developing next - generation therapies for psychiatric and neurological disorders Nanolive is a microscopy company that has developed a method for live cell 3D imaging and analysis with applications across drug discovery and biotech R&D Strategic Healthcare Assets